As filed with the Securities and Exchange Commission on March 11, 1997.

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-4173

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          JOHN HANCOCK INVESTORS TRUST
                (Name of Registrant as Specified in Its Charter)

                          JOHN HANCOCK INVESTORS TRUST
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) or Schedule 14A (sent by wire transmission).

[ ]  Fee paid previously with preliminary materials.

[X]  No fee required.

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm
--------------------------------------------------------------------------------
                                                           101 Huntington Avenue
                                                Boston, Massachusetts 02199-7603


                                                       March 11, 1997




                          JOHN HANCOCK INVESTORS TRUST
                      JOHN HANCOCK INCOME SECURITIES TRUST

Dear Fellow Shareholder:

Your Fund's next annual meeting of shareholders will be held on April 23, 1997.

Both of the proposals set forth in the enclosed proxy statement are routine items. A routine item is one that occurs annually and makes no fundamental changes to the Fund's policies, investment objectives, or investment management contract.

Proposal number one asks you to elect fifteen Trustees to serve until their respective successors are elected and qualified. Background information relative to each nominee is included in the proxy statement. We invite you to acquaint yourself with these individuals.

Proposal number two asks you to ratify the Trustees' selection of Ernst & Young LLP as the Fund's auditors for the current fiscal year ending December 31, 1997.

YOUR VOTE IS REQUIRED
Please complete the enclosed proxy ballot form, sign it and mail it to us immediately. For your convenience, a postage paid return envelope has been provided. A prompt response will avoid the cost of additional mailings at your Fund's expense.

If you have any questions, please call 1-800-426-5523, Monday through Friday between 9:00 a.m. and 5:00 p.m. Eastern Time.

Thank you in advance for your prompt action on this very important matter.

                                                      Sincerely,

                                                      /s/Edward J. Boudreau, Jr.

                                                      Edward J. Boudreau, Jr.
                                                      Chairman and CEO



Enclosure
P56XL 3/97
--------------------------------------------------------------------------------
John Hancock Advisers, Inc. o John Hancock Funds, Inc.*, Boston, MA 02199 o The Patriot Group, Inc., John Hancock Advisers International, Ltd. o NM Capital Management, Inc. o Sovreign Asset Management Corporation
*Member of National Association of Securities Dealers, Inc.

                         JOHN HANCOCK INVESTORS TRUST
                     JOHN HANCOCK INCOME SECURITIES TRUST


                  NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                          TO BE HELD APRIL 23, 1997


To the Shareholders of:
    John Hancock Investors Trust
    John Hancock Income Securities Trust

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of each of John Hancock Investors Trust and John Hancock Income Securities Trust (each, a "Fund" and, collectively, the "Funds") will be held at the offices of the Funds located on the 2nd Floor at 101 Huntington Avenue (across from the Colonnade Hotel), Boston, Massachusetts at 9:00 A.M., Boston time, on Wednesday, April 23, 1997 to consider and act upon the following proposals (for each Fund):

    (1) To elect fifteen Trustees to hold office until their respective successors have been duly elected and qualified.

    (2) To ratify the action taken by the Trustees in selecting Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 1997.

    (3) To transact such other business as may properly come before the Annual Meeting or any adjournment of such meeting.

        YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL PROPOSALS.

    Shareholders of record of each Fund as of the close of business on February 25, 1997 are entitled to notice of and to vote at the Annual Meeting and at any adjournment of such meeting. The proxy statement and form of proxy are being mailed to shareholders on or about March 11, 1997.

                                        Susan S. Newton
                                        Vice President and Secretary

Boston, Massachusetts
March 11, 1997

WHETHER OR NOT YOU CAN ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


P56PX 3/97

                         JOHN HANCOCK INVESTORS TRUST
                     JOHN HANCOCK INCOME SECURITIES TRUST
              101 HUNTINGTON AVENUE, BOSTON, MASSACHUSETTS 02199

                               PROXY STATEMENT
                       ANNUAL MEETINGS OF SHAREHOLDERS
                         TO BE HELD ON APRIL 23, 1997

    This Proxy Statement is furnished to shareholders of John Hancock Investors Trust and John Hancock Income Securities Trust (collectively, the "Funds") in connection with the solicitation of proxies by the Boards of Trustees of the Funds for use at the Annual Meetings of shareholders to be held at the offices of the Funds located on the 2nd Floor at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, April 23, 1997 at 9:00 A.M., Boston time. The Notice of Annual Meetings of Shareholders, this Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about March 11, 1997. EACH FUND'S ANNUAL REPORT FOR ITS 1996 FISCAL YEAR MAY BE OBTAINED FREE OF CHARGE BY WRITING TO JOHN HANCOCK FUNDS, INC., P.O. BOX 9116, BOSTON, MASSACHUSETTS 02205-9116 OR BY CALLING 1-800-892-9552.

    If the enclosed form of proxy is properly executed and returned in time to be voted at the Annual Meetings, the shares covered thereby will be voted in accordance with the instructions marked thereon by the shareholder. Executed proxies that are unmarked will be voted FOR the election of the nominees as Trustees and FOR the ratification of the selection of independent auditors. Any proxy may be revoked at any time prior to its exercise by a written notice of revocation addressed to and received by the Secretary of the Funds or by delivering a duly executed proxy bearing a later date prior to the time of the Annual Meetings. Any shareholder who has executed a proxy but is present at the Annual Meetings and who wishes to vote in person may revoke his or her proxy by notifying the Secretary of the Funds (without complying with any formalities) at any time before it is voted. Presence at the Annual Meetings alone will not serve to revoke a previously executed and returned proxy.

    Shareholders of record as of the close of business on February 25, 1997 (the "Record Date") are entitled to one vote per share on all business of the Annual Meetings or any adjournment thereof relating to their Fund. As of the Record Date, the following number of shares of beneficial interest of each Fund were outstanding:

        John Hancock Investors Trust .....................   7,642,018
        John Hancock Income Securities Trust .............  10,431,666

    Neither Fund is aware that any person was the beneficial owner of more than 5% of its outstanding shares on the Record Date.

    Although the Annual Meetings of the Funds are being held jointly and proxies are being solicited through the use of this joint proxy statement, shareholders of each Fund will vote separately as to proposals affecting their Fund.

                                  PROPOSAL I
                             ELECTION OF TRUSTEES

    Each of the nominees for election as a Trustee currently serves as a Trustee of both Funds. Using the enclosed form of proxy, a shareholder may authorize the proxies to vote his or her shares for the nominees or may withhold from the proxies authority to vote his or her shares for one or more of the nominees. If no contrary instructions are given, the proxies will vote FOR the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the Funds' Trustees may designate. The Funds have no reason to believe that it will be necessary to designate a substitute nominee.

INFORMATION CONCERNING NOMINEES
    The following table sets forth each nominee's position with the Funds. The table also shows his or her principal occupation or employment during the past five years and the number of shares of beneficial interest of each Fund beneficially owned by him or her, directly or indirectly, on the Record Date.

                                                                                     FIRST BECAME
                                                                                       A TRUSTEE
       NAME AND POSITION                                                            (DIRECTOR PRIOR       NUMBER OF
        WITH THE FUNDS                   PRINCIPAL OCCUPATION OR EMPLOYMENT            TO 1-1-85)       SHARES (1)(2)
       ----------------                  ----------------------------------         ---------------    -------------

Edward J. Boudreau, Jr.*         Chairman and Chief Executive Officer of John            1988               100 (A)
(age 52)                         Hancock Advisers, Inc. (the "Adviser") and The                             100 (B)
Chairman, Nominee                Berkeley Financial Group ("Berkeley Group");
                                 Chairman and Managing Director, John Hancock
                                 Advisers International Limited ("Advisers
                                 International"); Chairman, NM Capital Management,
                                 Inc. ("NM Capital"), John Hancock Funds, Inc.
                                 ("John Hancock Funds"), First Signature Bank and
                                 Trust Company and Sovereign Asset Management
                                 Corporation ("SAMCorp"); Director, John Hancock
                                 Capital Corp., John Hancock Freedom Securities
                                 Corp. and New England/Canada Business Securities
                                 Council; Member, Investment Company Institute
                                 Board of Governors; Director, Asia Strategic
                                 Growth Fund, Inc.; Trustee, Museum of Science;
                                 President, the Adviser (until July 1992);
                                 Chairman, John Hancock Distributors, Inc. (until
                                 April 1994); Director, John Hancock Signature
                                 Services, Inc. ("Signature Services") (until
                                 January 1997); Trustee and Chairman of 67 funds
                                 managed by the Adviser.

Dennis S. Aronowitz              Professor of Law, Emeritus, Boston University           1988               100 (A)
(age 65)                         School of Law; Trustee, Brookline Saving Bank;                             100 (B)
Trustee, Nominee                 Trustee of 35 funds managed by the Adviser.

Richard P. Chapman, Jr.          President, Brookline Savings Bank; Director,            1975               100 (A)
(age 62)                         Federal Home Loan Bank of Boston; Director, Lumber                         100 (B)
Trustee, Nominee                 Insurance Companies; Trustee, Northeastern
                                 University; Director, Depositors Insurance Fund,
                                 Inc.; Trustee of 35 funds managed by the Adviser.

William J. Cosgrove              Vice President, Senior Banker and Senior Credit         1991               100 (A)
(age 64)                         Officer, Citibank, N.A. (retired September, 1991);                         100 (B)
Trustee, Nominee                 Executive Vice President, Citadel Group
                                 Representative Inc.; Trustee, the Hudson City
                                 Savings Bank (since 1995); Trustee of 35 funds
                                 managed by the Adviser.

Douglas M. Costle                Director, Chairman of the Board and Distinguished       1996                -- (A)
(age 57)                         Senior Fellow, Institute for Sustainable                                    -- (B)
Trustee, Nominee                 Communities, Montpelier, Vermont (since 1991);
                                 Dean, Vermont Law School (until 1991); Director,
                                 Air and Water Technologies Corporation
                                 (environmental services and equipment), Niagara
                                 Mohawk Power Company (electric services) and MITRE
                                 Corporation (governmental consulting services);
                                 Trustee of 35 funds managed by the Adviser.

Leland O. Erdahl                 Director of Santa Fe Ingredients Company of             1996                -- (A)
(age 68)                         California, Inc. and Santa Fe Ingredients Company,                          -- (B)
Trustee, Nominee                 Inc. (private food processing companies); Director
                                 of Uranium Resources, Inc.; President of Stolar,
                                 Inc. (from 1987-1991) and President of Albuquerque
                                 Uranium Corporation (from 1985-1992); Director of
                                 Freeport-McMoRan Copper & Gold Company, Inc.,
                                 Hecla Mining Company, Canyon Resources Corporation
                                 and Original Sixteen to One Mines, Inc. (from
                                 1984-1987 and 1991-1995) (management consultant);
                                 Trustee of 35 funds managed by the Adviser.

Richard A. Farrell               President of Farrell, Healer & Co., (venture            1996             1,700 (A)
(age 64)                         capital management firm) (since 1980); Prior to                         10,900 (B)
Trustee, Nominee                 1980, headed the venture capital group at Bank of
                                 Boston Corporation; Trustee of 35 funds managed by
                                 the Adviser.

Gail D. Fosler                   Vice President and Chief Economist, The Conference      1994                -- (A)
(age 49)                         Board (nonprofit economic and business research);                           -- (B)
Trustee, Nominee                 Trustee of 35 funds managed by the Adviser.

Anne C. Hodsdon*                 President, Chief Operating Officer and Director,        1996               100 (A)
(age 43)                         the Adviser; Director, Berkeley Group and John                             100 (B)
Trustee, Nominee                 Hancock funds (since October 1996); Director,
                                 Advisers International; Executive Vice President,
                                 the Adviser (until December 1994); Senior Vice
                                 President, the Adviser (until December 1993);
                                 Director, Signature Services (until January 1997);
                                 Trustee of 67 funds managed by the Adviser.

William F. Glavin                President, Babson College; Vice Chairman, Xerox         1996                -- (A)
(age 66)                         Corporation (until June 1989); Director, Caldor                             -- (B)
Trustee, Nominee                 Inc. and Inco. Ltd; Trustee of 35 funds managed by
                                 the Adviser.

Dr. John A. Moore                President and Chief Executive Officer, Institute        1996                -- (A)
(age 58)                         for Evaluating Health Risks (nonprofit                                      -- (B)
Trustee, Nominee                 institution) (since September 1989); Trustee of 35
                                 funds managed by the Adviser.

Patti McGill Peterson            Cornell Institute of Public Affairs (since August       1996                -- (A)
(age 53)                         1996), President Emeritus of Wells College and St.                          -- (B)
Trustee, Nominee                 Lawrence University; Director, Niagara Mohawk
                                 Power Corporation and Director, Security Mutual
                                 Life; Trustee of 35 funds managed by the Adviser.

John W. Pratt                    Professor of Business Administration at Harvard         1996               100 (A)
(age 65)                         University Graduate School of Business                                     100 (B)
Trustee, Nominee                 Administration (since 1961); Trustee of 35 funds
                                 managed by the Adviser.

Richard S. Scipione*             General Counsel, John Hancock Mutual Life               1985                -- (A)
(age 59)                         Insurance Company (the "Insurance Company");                               734 (B)
Trustee, Nominee                 Director, the Adviser, John Hancock Funds,
                                 Signature Services, John Hancock Distributors,
                                 Inc., John Hancock Subsidiaries, Inc., John
                                 Hancock Property and Casualty Insurance and its
                                 affiliates (until November 1993), SAMCorp and NM
                                 Capital; Trustee, Berkeley Group; Director, JH
                                 Networking Insurance Agency, Inc.; Trustee of 67
                                 funds managed by the Adviser.

Edward J. Spellman               Partner, KPMG Peat Marwick (retired June, 1990);        1990               300 (A)
(age 64)                         Trustee of 35 funds managed by the Adviser.                                300 (B)
Trustee, Nominee

(A)John Hancock Investors Trust
(B)John Hancock Income Securities Trust
  *"Interested person," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Funds and the Adviser.
(1)The information as to beneficial ownership is based on statements furnished to the Fund by the nominees. Each of the officers and Trustees has all voting and investment powers with respect to the shares indicated.
(2)As of the Record Date, the Trustees and executive officers of John Hancock Investors Trust and John Hancock Income Securities Trust held, in the aggregate 2,722 and 12,664 shares, respectively, of the Funds, in each case constituting less than one percent of the Fund's outstanding shares on the Record Date.

    Each Board of Trustees held six meetings during the fiscal year ended December 31, 1996. With respect to each Fund, no Trustee attended fewer than 75% of the aggregate of (1) the total number of meetings of the Trustees of the Fund; and (2) the total number of meetings held by all committees of the Trustees on which he or she served.

    Each Fund has an Audit Committee of the Trustees. The Committee members are Ms. Fosler and Ms. Peterson and Messrs. Aronowitz, Chapman, Cosgrove, Costle, Erdahl, Farrell, Glavin, Moore, Pratt, and Spellman. None of the members of the Audit Committee are "interested persons," as defined in the Investment Company Act ("Independent Trustees"). Each Committee held two meetings during the fiscal year ended December 31, 1996.

    The functions performed by each Audit Committee are to recommend annually to the Trustees a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Fund on matters concerning the Fund's financial statements and reports, including the appropriateness of its accounting practices and of its internal controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to approve the purchase by the Fund from the firm of all non-audit services; to review all fees paid to the firm; to recommend to the Trustees, at the request of Fund officers or Trustees, a resolution of any potential or actual conflict of interest, and to facilitate communication between the firm and the Fund's officers and Trustees.

    Each Fund has a special Nominating Committee of the Trustees known as the Committee on Administration. The Committee members are Ms. Fosler and Ms. Peterson and Messrs. Aronowitz, Chapman, Cosgrove, Costle, Erdahl, Farrell, Glavin, Moore, Pratt and Spellman. All of the members of each Fund's Committee on Administration are Independent Trustees. Each Committee on Administration held four meetings during the fiscal year ended December 31, 1996.

    Included among the functions of each Committee on Administration is the selection and nomination for appointment and election of candidates to serve as Trustees who are not "interested persons," as defined in the Investment Company Act. The Committee on Administration also coordinates with Trustees who are interested persons in the selection and election of Fund officers. The Committee will consider nominees recommended by shareholders to serve as Trustees provided that the shareholders submit such recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
    During the Fund's 1996 fiscal year, reports required by Section 16 of the Securities Exchange Act of 1934 were filed disclosing no transactions for the following officers or directors of the Adviser or Trustees of the Fund on the respective dates indicated: Timothy E. Keefe, September 4, 1996.

EXECUTIVE OFFICERS
    In addition to the Chairman (Mr. Boudreau) and the President (Ms. Hodsdon), the table below lists each Fund's executive officers.

  NAME, AGE, POSITION AND YEAR
   BECAME AN EXECUTIVE OFFICER
         WITH THE FUNDS                        PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
---------------------------------  ------------------------------------------------------------------------
Robert G. Freedman                 Vice Chairman and Chief Investment Officer, the Adviser and each John
(age 58)                           Hancock funds; Director, the Adviser, Advisers International, John
Vice Chairman and Chief            Hancock Funds, SAMCorp, Insurance Agency, Inc., Southeastern Thrift &
Investment Officer                 Bank Fund and NM Capital; Senior Vice President, Berkeley Group;
1987                               President, the Adviser (until December 1994); Director, Signature
                                   Services (until January 1997).

James B. Little                    Senior Vice President, the Adviser, Berkeley Group and John Hancock
(age 62)                           Funds; Senior Vice President and Chief Financial Officer, each of the
Senior Vice President              John Hancock funds.
and Chief Financial
Officer
1986

Susan S. Newton                    Vice President, the Adviser, John Hancock Funds, Signature Services and
(age 47)                           Berkeley Group; Vice President and Secretary, each of the John Hancock
Vice President                     funds.
and Secretary
1984

John Morin                         Vice President and Secretary, the Adviser, John Hancock Funds and
(age 46)                           Berkeley Group; Vice President, Secretary and Compliance Officer of
Vice President                     Signature Services; Secretary, SAMCorp, Insurance Agency, Inc. and NM
1989                               Capital; Counsel, John Hancock Mutual Life Insurance Company (until
                                   January 1996).

James J. Stokowski                 Vice President, the Adviser; Vice President and Treasurer, each of the
(age 50)                           John Hancock funds.
Vice President and Treasurer
1986

Thomas H. Connors                  Second Vice President, Assistant Secretary and Compliance Officer, each
(Age 37)                           of the John Hancock funds; Second Vice President, the Advisers;
Second Vice President              Associate Lawyer, LeBoeuf, Lamb, Leiby & MacRae (until January 1992).
and Compliance Officer
1996

REMUNERATION OF OFFICERS AND TRUSTEES
    The following table provides information regarding the compensation paid by the Funds and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services for the year ended December 31, 1996. The three non-Independent Trustees, Ms. Hodsdon and Messrs. Boudreau and Scipione, and each of the officers of the Funds are interested persons of the Adviser, and are compensated by the Adviser and/or its affiliates not the Funds.
                               AGGREGATE COMPENSATION        TOTAL COMPENSATION
                               -----------------------      FROM THE FUNDS AND
                                              INCOME        OTHER FUNDS IN JOHN
                                INVESTORS   SECURITIES     HANCOCK FUND COMPLEX
INDEPENDENT TRUSTEE               TRUST       TRUST         (TOTAL OF 35 FUNDS)
-------------------             ---------   ----------      -------------------
Dennis S. Aronowitz              $ 2,310     $ 2,404             $ 72,450
Richard P. Chapman, Jr.+           2,309       2,403               75,200
William J. Cosgrove+               2,308       2,403               72,450
Douglas M. Costle                    207         216               75,350
Leland O. Erdahl                     163         170               72,350
Richard A. Farrell                   159         165               75,350
Gail D. Fosler                     2,142       2,226               68,450
William F. Glavin+                   134         140               72,250
Bayard Henry*                        810         778               23,700
John A. Moore                        143         149               68,350
Patti McGill Peterson                176         184               72,100
John W. Pratt                        134         140               72,350
Edward J. Spellman                 2,303       2,397               73,950
                                 -------     -------              -------
      Totals                     $13,298     $13,775             $894,300

----------
*Mr. Henry retired from his position as Trustee effective April 26, 1996.

+As of December 31, 1996, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock fund complex for Mr. Chapman was $63,164, for Mr. Cosgrove was $131,317 and for Mr. Glavin was $109,059 under the John Hancock Deferred Compensation Plan for Independent Trustees ("the Plan"). Under the Plan, an Independent Trustee may elect to have his deferred fees invested by a Fund in shares of one or more funds in the John Hancock Fund Complex, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees does not obligate any Fund to retain the services of any Trustee or obligate any Fund to pay any particular level of compensation to the Trustee.

                                  PROPOSAL 2
              RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
    The Trustees of each Fund, including a majority of the Independent Trustees, have selected Ernst & Young LLP to act as independent auditors for each Fund for the fiscal year ending December 31, 1997. Ernst & Young LLP has advised the Funds that it has no direct or indirect financial interest in either Fund. This selection is subject to the approval of the shareholders of the Funds at the Annual Meetings. The enclosed proxy cards provide space for instructions directing the proxies named therein to vote for, against, or abstain from, ratifying that selection. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will be available to respond to appropriate questions relating to the examination of the Funds' financial statements.

    The Boards of Trustees, including all the Independent Trustees, unanimously recommend that shareholders ratify the selection of Ernst & Young LLP as independent auditors of the Funds.

                                MISCELLANEOUS
VOTING; QUORUM; ADJOURNMENT
    The affirmative vote of the holders of a plurality of the shares of each Fund present in person or represented by proxy at the Annual Meetings, assuming a majority of the outstanding shares of each Fund is present, is required to elect the nominees as Trustees. The adoption by the shareholders of a Fund of Proposal 2 requires the affirmative vote of the lesser of: (i) 67% or more of the shares of the Fund present at the Annual Meetings, if the holders of more than 50% of the Fund's shares are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund.

    Shares of each Fund represented in person or by proxy (including shares which abstain or do not vote with respect to one or both of the proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum of each Fund is present at the Annual Meetings. Abstentions from voting will be treated as shares that are present and entitled to vote with respect to a proposal, but will not be counted as a vote in favor of that proposal. Accordingly, an abstention has no effect on the voting in determining whether Proposal 1 has been adopted but has the same effect as a vote against Proposal 2.

    Although both of the proposals in this proxy statement are considered routine matters on which brokers holding shares in "street name" may vote without instruction under the rules of the New York Stock Exchange, if a broker or nominee holding shares in "street name" nevertheless indicates on the proxy that it does not have discretionary authority to vote on a proposal, those shares will not be considered as present and entitled to vote as to that proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether Proposal 1 has been adopted and has no effect on the voting in determining whether Proposal 2 has been adopted pursuant to item (i) above, provided that the holders of more than 50% of the relevant Fund's shares (excluding "broker non-votes") are present or represented by proxy. However, with respect to determining whether Proposal 2 has been adopted pursuant to item (ii) above, because shares represented by a "broker non-vote" are considered outstanding shares, a "broker non-vote" has the same effect as a vote against such proposal.

    If at the time any session of the Annual Meetings is called to order a quorum of a Fund's shareholders is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn that Fund's Annual Meeting to a later date. In the event that a quorum of a Fund's shareholders is present but sufficient votes in favor of Proposal 2 or for the nominees set forth in Proposal 1 have not been received from that Fund's shareholders, the persons named as proxies may propose one or more adjournments of that Fund's Annual Meeting to permit further solicitation of proxies on that proposal. Any adjournment will require the affirmative vote of a majority of the shares of the affected Fund present in person or by proxy at the session of the Annual Meetings to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any proposal in favor of an adjournment, and will vote those proxies required to be voted against any proposal against an adjournment. A shareholder vote may be taken on one or both of the proposals prior to adjournment, if sufficient votes for the proposal's approval have been received and it is otherwise appropriate.

EXPENSES AND METHODS OF SOLICITATION
    The costs of the Annual Meetings, including the solicitation of proxies, will be paid by the Funds. Persons holding shares as nominees will be reimbursed by the relevant Fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, Trustees, officers and employees of the Funds or of the Adviser may solicit proxies in person or by telephone. The Adviser, 101 Huntington Avenue, Boston, Massachusetts 02199-7603 serves as each Fund's investment adviser and administrator.

                                OTHER MATTERS
    The management of the Funds knows of no business to be brought before the Annual Meetings except as described above. If, however, any other matters were properly to come before the Annual Meetings, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment. If any shareholder desires additional information about the matters proposed for action, the management of the Funds will provide further information.

    Each Fund's Annual Meeting is scheduled as a joint meeting of the shareholders of both Funds because the shareholders of the Funds are expected to consider and vote on similar matters. The Boards of Trustees of the Funds have determined that the use of this joint proxy statement for the Annual Meetings is in the best interest of each Fund's shareholders. In the event that any shareholder present at the Annual Meetings objects to the holding of a joint meeting and moves for an adjournment of the Annual Meetings with respect to his or her Fund to a time immediately after the Annual Meetings so that his or her Fund's meeting may be held separately, the persons named as proxies will vote in favor of that adjournment.

    The shareholders of each Fund will vote separately on each proposal, and voting by shareholders of one Fund will have no effect on the other Fund.

                            SHAREHOLDER PROPOSALS
    Proposals of shareholders intended to be presented at a Fund's annual meeting in 1998 must be received by the Fund at its offices at 101 Huntington Avenue, Boston, Massachusetts, no later than November 11, 1997 for inclusion in the Fund's proxy statement and form of proxy relating to that meeting.

              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY



                                   JOHN HANCOCK INVESTORS TRUST
                                   JOHN HANCOCK INCOME SECURITIES TRUST


Boston, Massachusetts
March 11, 1997

John Hancock Investors Trust


Annual Meeting of Shareholders - April 23, 1997

This Proxy is Solicited on Behalf of the Trustees

The undersigned hereby appoints EDWARD J. BOUDREAU, JR., SUSAN S. NEWTON AND JAMES B. LITTLE, and each of them, to vote all shares of John Hancock Investors Trust to be held at the offices of the Trust located on the 2nd floor at 101
Huntington Avenue (across from the Colonnade Hotel), Boston , Massachusetts 02199, on April 23, 1997 at 9:00 a.m., Boston time, and any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2. PLEASE VOTE PROMPTLY.

     PLEASE  VOTE  AND  SIGN ON  OTHER  SIDE AND  RETURN  PROMPTLY  IN  ENCLOSED
ENVELOPE.

Please sign this Proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                        DO YOU HAVE ANY COMMENTS?

_______________________________                  _______________________________

_______________________________                  _______________________________

_______________________________                  _______________________________

__X_ PLEASE MARK VOTES
     AS IN THIS EXAMPLE


1.)  ELECTION OF TRUSTEES


     Nominees: D. Aronowitz, E, Boudreau, Jr., R. Chapman, Jr., W. Cosgrove, D Costle, L. Erdahl, R. Farrell, G. Fosler, W. Glavin, A. Hodsdon, J. Moore, P. McGill Peterson, J. Pratt, R. Scipione, and E. Spellman.

                              For          Withhold         For All Except

If you do not wish to direct the voting of your shares "For a particular nominee, mark the "For All Except" Box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).



2.) Proposal to ratify the selection of Ernst & Young LLP as auditor for the fiscal year ending December 31, 1997.

                              For          Against          Abstain

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Mark box at right if you plan to attend the Meeting.

Mark box at right if comments or address change have been noted on reverse side.

Please be sure to sign and date this proxy.          Date

Shareholder sign here                                Co-owner sign here